Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

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Fund highlights

* "I now believe that the next scarcity will be in municipal bonds and that the dearth will last a decade or more. That means higher prices and lower yields. It means buy your municipals now."

                 -- Marilyn Cohen, "Why Munis Are a Compelling Buy -- Now," Forbes, October 20, 1997

* "Florida's strong economy continues to provide a positive backdrop for its municipal market, and new issuance has been fairly strong and diversified among sectors. Although we remain cautious about credit quality and call risk, we have taken advantage of strong supply and relatively inexpensive security prices to become fully invested in the market. Accordingly we believe the fund is now well positioned to benefit handsomely once supply dwindles and demand resurges early next year."

                 -- Leslie J. Burke, manager
                    Putnam Florida Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

10 Fund performance summary

14 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Florida Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Leslie Burke had pursued a defensive policy in managing the fund. As the year unfolded, however, she concluded that a slightly more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Leslie provides the specifics of her strategic shift as well as details about the fiscal year's first half. Then she offers some insights into what she believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Leslie J. Burke

Putnam Florida Tax Exempt Income Fund delivered strong performance during the first half of fiscal 1998, as active duration management, careful securities selection, and well-chosen sector concentrations enabled the fund to continue providing investors with a steady stream of current tax-exempt income. For the six months ended November 30, 1997, the fund provided a total return of 5.47% at net asset value for class A shares, outperforming the Lehman Brothers Municipal Bond Index's return of 5.40%. (The fund's return at public offering price was 0.41%.) Complete performance information, including results for class B and class M shares, can be found on pages 10 and 11 of this report.

* MUNICIPAL MARKET FEELS EFFECTS OF OCTOBER CORRECTION

An atmosphere of low volatility and narrow trading ranges characterized fixed-income markets for most of 1997. This lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation news (positive for the bond market). The Pacific Rim crisis and resulting correction in world equity markets that took place during the final week of October changed all that. For a short time afterward, the municipal market, normally somewhat removed from such events, became caught up in the worldwide volatility. By the end of November, however, things had begun to settle down and municipal bonds began benefiting from investors' shift toward fixed-income investments.

Throughout most of the year, the low interest-rate environment encouraged a spate of new issues and refundings. This overabundance of supply held back municipal bond prices for a while until the October correction resulted in an explosive rally for bonds. Since then, municipal bond yields have become unusually attractive relative to taxable Treasuries, and we have been taking full advantage of the resulting opportunities.

* DEFENSIVE POSITIONING TARGETS INCOME, LIMITS VOLATILITY

During the final six weeks of the period, much of the investment world remained somewhat fixated on the financial difficulties of Southeast Asia. Accordingly interest rates drifted lower, as investors concluded that the Southeast Asian situation was having a deflationary effect on the U.S. economy. This situation appears to preclude a near-term rise in inflation or any immediate Federal Reserve Board action to lower interest rates.

We believe that interest rates will begin to rise sometime during 1998, however, once investors refocus their attention on the economic strength and tight labor conditions in the United States. To protect the portfolio's net asset value in these somewhat unsettled market conditions -- and against the potential for higher interest rates ahead -- we have continued to pursue a moderately defensive investment strategy.

Duration management remains a key component of this strategy. Quite simply, duration is a mathematical measure used to indicate how much the prices of portfolio holdings are likely to move up or down with each percentage-point shift in interest rates. Through careful monitoring and adjusting of the fund's duration profile, we believe we are better able to manage its interest-rate risk. A shorter duration typically can help preserve portfolio value when interest rates rise, and in light of our anticipation of this occurrence, the fund has maintained a relatively short duration during the past six months.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care          22.0%

Utilities                      20.4%

Transportation                 13.9%

Education                      11.3%

Housing                         6.1%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

Given the inverse relationship between a bond's yield and its price, it is no surprise that just as yields on municipal bonds have become attractive relative to taxable Treasury bonds, prices have also become alluring. In fact, this situation reflects a seasonal municipal bond supply surge that has not been met with equally strong demand.

The supply/demand imbalance should gradually correct itself as we move farther into 1998, when an unusually high number of municipal bonds pay coupon income and demand picks up. In anticipation of this shift, we have been taking advantage of the current favorable prices to become fully invested in the market. Because this move could extend the fund's duration farther out than we deem prudent, we have balanced our municipal investments by selling Treasury futures contracts, which has the effect of shortening duration. This strategy has reduced the fund's duration to a position that is slightly shorter than that of its competitive benchmark.

* PREMIUM-COUPON BONDS BOOST PERFORMANCE

In addition to shortening duration, we have continued our attempts to minimize the portfolio's volatility by improving call risk within the fund and concentrating on holdings that are less sensitive to interest-rate changes. Thus we have maintained our focus on noncallable bonds or bonds with distant call dates, intermediate-term municipal securities with maturities between 10 and 20 years, and premium-coupon bonds. Premium-coupon bonds sell at prices above par value and tend to carry coupons higher than current market rates, as opposed to discount bonds, which sell at prices below par value.

The high income of premium bonds helps provide a temporary floor to their prices when rates rise and prices decline, since the income represents a significant portion of the bonds' return. During the reporting period, the strong economy continued to compress credit spreads between various sectors of the municipal market, and higher-yielding, lower-rated bonds outperformed.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

VMGI                 0.3%

Aaa                 59.4%

Aa                   9.5%

A                    4.0%

Baa                 22.1%

Ba                   2.4%

B                    2.3%

Footnote reads:
*As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Your fund's prospectus allows it to invest selectively in bonds issued by municipalities outside Florida. By the end of the calendar year, however, in order for the fund's shares to be exempt from Florida's intangibles tax, all fund assets must be invested in Florida municipal securities, U.S. government tax-exempt securities issued by certain U.S. territories and possessions, cash, or cash instruments. We have utilized this provision during the semiannual period in order to balance the portfolio's structure, particularly in our pursuit of premium-coupon bonds.

We have often found appropriate investments in securities issued by municipalities in Puerto Rico, many of which have helped us enhance the fund's call protection and price stability. Elsewhere we have found suitable opportunities in New York state-appropriated issues, which provided the fund with solid income and price appreciation.

Another success story for premium-coupon bond holdings outside Florida was the fund's position in bonds issued by Dallas-Fort Worth International Airport for American Airlines. These bonds provided superior income that helped boost the fund's dividend stream along with some capital appreciation as credit spread compression and the airline industry's strength raised the bonds' value.

While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* BROAD DIVERSIFICATION WITH CONCENTRATIONS IN HEALTH CARE, UTILITIES, LOCAL
  GOs

Your fund remains broadly diversified by industry with holdings in more than 20 sectors. Hospitals, utilities, and general obligation bonds (GOs) of political subdivisions remain among the top areas of emphasis, although Florida's large number of for-profit hospital chains does limit somewhat the availability of municipal paper in that sector. In fact, we have reduced the fund's hospital holdings over the period by selling one of the larger positions, bonds issued by Sun Coast Hospital. These holdings have delivered strong performance so far, but our view is that unresolved insurance reimbursement issues that have recently surfaced have made the bonds' future performance less certain.

Along with local GOs, the fund's $7-million position in Palm Beach County bonds recently generated significant appreciation for the fund when the bonds were prerefunded in September. In a prerefunding, the issuer floats a second bond to raise funds to pay off an older issue at the first call date. Proceeds from the new bond are invested in top-quality instruments such as U.S. Treasury securities. Because of the safety of principal represented by these securities, the older prerefunded bond is generally perceived as having a substantial improvement in its creditworthiness, and its rating is likely to be upgraded. Upgrades, in turn, often presage higher prices. That is what occurred in this case; each of the Palm Beach County bonds, in fact, gained substantially in price following the prerefunding.

While hospitals, utilities, and political subdivisions remain the dominant sectors represented in the portfolio, we continue to look toward infrastructure financing, cogeneration, and water and sewer projects for selected yield and appreciation opportunities. Florida State Mid-Bay Bridge Authority revenue bonds, among the fund's top holdings, provide an example of infrastructure securities. These bonds were added to the portfolio in 1993 as higher-yielding securities, and their credit rating has risen to the point at which they have recently become insurable. The credit upgrade has translated into significant price appreciation, a bonus atop the strong income the bonds are also providing.

* CONSTRUCTIVE, CAUTIOUS OUTLOOK

In line with the national trend, Florida's economy remains strong. A favorable population migration pattern is driving growth in the building, service, and tourism industries. This sound economic environment provides a favorable backdrop for the state's municipal bond market. Nevertheless, we plan to retain the fund's defensive posture because as time goes on, we still believe that tight U.S. labor market conditions will exert moderate upward pressure on interest rates.

Our focus on key strategies such as careful security selection and reducing call risk and interest-rate sensitivity in the portfolio should serve the fund well as it moves farther into 1998. At the same time, the fund's full investment in the municipal market should position it to benefit once bond supply drops and demand rises after January 1.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal tax consistent with preservation of capital by investing in securities exempt from the Florida intangibles tax.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                          Class A         Class B          Class M
(inception date)         (8/24/90)       (1/4/93)         (5/1/95)
                        NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months               5.47%   0.41%   5.12%   0.12%   5.19%   1.74%
------------------------------------------------------------------------------
1 year                 6.99    1.93    6.30    1.30    6.68    3.21
------------------------------------------------------------------------------
5 years               37.04   30.50   32.18   30.18   34.88   30.51
Annual average         6.50    5.47    5.74    5.42    6.17    5.47
------------------------------------------------------------------------------
Life of fund          72.92   64.78   63.65   63.65   68.27   62.80
Annual average         7.82    7.11    7.01    7.01    7.42    6.93
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97

                                          Lehman Bros.
                                           Municipal       Consumer
                                          Bond Index      Price Index
------------------------------------------------------------------------------
6 months                                     5.40%          0.87%
------------------------------------------------------------------------------
1 year                                       7.18           1.83
------------------------------------------------------------------------------
5 years                                     42.06          13.73
Annual average                               7.27           2.61
------------------------------------------------------------------------------
Life of fund                                79.10          22.72
Annual average                               8.37           2.86
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97

                                   Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                6             6           6
------------------------------------------------------------------------------
Income                            $0.245098    $0.214414   $0.230831
------------------------------------------------------------------------------
Capital gains1                        --           --          --
------------------------------------------------------------------------------
  Total                           $0.245098    $0.214414   $0.230831
------------------------------------------------------------------------------
Share value:                     NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
5/31/97                        $9.14   $9.60   $9.14   $9.14   $9.45
------------------------------------------------------------------------------
11/30/97                        9.39    9.86    9.39    9.38    9.70
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2          5.19%   4.94%   4.54%   4.89%   4.73%
------------------------------------------------------------------------------
Taxable equivalent3             8.59    8.18    7.52    8.10    7.83
------------------------------------------------------------------------------
Current 30-day SEC yield4       4.73    4.51    4.08    4.42    4.28
------------------------------------------------------------------------------
Taxable equivalent3             7.83    7.47    6.75    7.32    7.09
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                          Class A         Class B         Class M
(inception date)         (8/24/90)       (1/4/93)        (5/1/95)
                       NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months              5.53%   0.51%   5.21%   0.21%   5.38%   1.95%
------------------------------------------------------------------------------
1 year                8.82    3.62    8.14    3.14    8.51    4.95
------------------------------------------------------------------------------
5 years              37.11   30.54   32.31   30.31   34.91   30.53
Annual average        6.52    5.47    5.76    5.44    6.17    5.47
------------------------------------------------------------------------------
Life of fund         74.93   66.69   65.49   65.49   70.20   64.67
Annual average        7.91    7.20    7.09    7.09    7.50    7.02
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGERS] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
November 30, 1997 (Unaudited)

              Key to Abbreviations
              AMBAC       -- AMBAC Indemnity Corporation
              COP         -- Certificate of Participation
              FGIC        -- Financial Guaranty Insurance Company
              FSA         -- Financial Security Assurance
              GNMA Coll.  -- Government National Mortgage
                             Association Collateralized
              G.O. Bonds  -- General Obligation Bonds
              IFB         -- Inverse Floating Rate Bonds
              MBIA        -- Municipal Bond Investors Assurance Corporation
              VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (97.7%) *
PRINCIPAL AMOUNT                                                               RATING **               VALUE

Florida (74.9%)
------------------------------------------------------------------------------------------------------------
                 Brevard Cnty., Hlth. Fac. Fin. Auth. Rev. Bonds
                   (Courtenay Springs Village)
    $ 2,000,000    7 3/4s, 11/15/17                                            BB-/P            $  2,170,000
      2,345,000    7 1/2s, 11/15/09                                            BB-/P               2,550,188
                 Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                   (Nova U. Dorm), Ser. A
      2,500,000    7 1/2s, 4/1/17                                              AAA/P               2,793,750
        495,000    7 1/4s, 4/1/01                                              AAA/P                 540,788
      1,000,000  Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20               AA3                 1,101,250
                 Broward Cnty., Resource Recvy. Rev. Bonds
      6,305,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   6,864,569
      1,235,000    (Waste-Energy LP North), 7.95s, 12/1/08                     A                   1,344,606
      1,400,000  Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                   (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25             AAA                 1,489,250
      1,875,000  Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                   Ser. A, GNMA Coll., 7.45s, 9/1/23                           Aaa                 1,985,156
      1,500,000  Coral Springs Impt. Dist. Wtr. & Swr. Rev. Bonds,
                   MBIA, 8 1/4s, 6/1/14                                        Aaa                 1,562,580
      1,400,000  Dade Cnty., Rev. Bonds (Seaport), MBIA,
                   6 1/2s, 10/1/09                                             Aaa                 1,638,000
      2,500,000  Dade Cnty., Seaport G.O. Bonds, AMBAC,
                   6 1/4s, 10/1/21 #                                           Aaa                 2,700,000
      6,470,000  Dade Cnty., School Dist. G.O. Bonds, MBIA,
                   6 1/2s, 2/15/07                                             Aaa                 7,416,238
      5,500,000  Escambia Cnty., Poll. Control Rev. Bonds
                   (Champion Intl. Corp.), 6.9s, 8/1/22                        Baa1                6,118,750
      2,335,000  Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                   Rev. Bonds (Multi-Cnty. Program), Ser. A,
                   GNMA Coll., 7.15s, 10/1/24                                  Aaa                 2,390,456
      3,750,000  First FL Govt. Fin. Comm. Rev. Bonds, AMBAC,
                   6s, 7/1/09                                                  Aaa                 4,185,938
                 FL Hsg. Fin. Agcy. Rev. Bonds
        505,000    (Home Ownership Dev. Program), Ser. G-1,
                   GNMA Coll., 7.9s, 3/1/22                                    Aaa                   540,350
      4,390,000    Ser. 1-B, GNMA Coll., 7.1s, 1/1/17                          AAA                 4,494,833
      7,000,000  FL State Board of Ed. G.O. Bonds, 6.4s, 6/1/19                Aa2                 7,560,000
                 FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
      1,500,000    8s, 10/1/06                                                 BBB/P               1,674,375
      2,180,000    7 1/2s, 10/1/17                                             BBB/P               2,398,000
      3,540,000    6.1s, 10/1/22                                               BBB/P               3,637,350
      2,000,000  FL State Muni. Pwr. Agcy. IFB, AMBAC, 8.56s,
                   10/1/20 (acquired 7/10/92, cost $2,101,200) [DBL. DAGGERS]  Aaa                 2,470,000
      2,500,000  Gulf Breeze, Local Govt. Rev. Bonds, Ser. E, FGIC,
                   7 3/4s, 12/1/15                                             Aaa                 2,712,500
                 Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                   Rev. Bonds (Tampa Elec. Co.)
      2,500,000    Ser. 91, 7 7/8s, 8/1/21                                     Aa3                 2,875,000
      3,645,000    6 1/4s, 12/1/34                                             Aa3                 4,014,056
      2,400,000  Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                   6 1/2s, 8/1/16                                              Aaa                 2,607,000
                 Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                   (Cypress Village)
      1,350,000    7s, 12/1/22                                                 Baa1                1,488,375
      3,650,000    7s, 12/1/14                                                 Baa1                4,024,125
        950,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                   (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                       B/P                   978,852
      5,000,000  Lakeland, Elec. & Wtr. Rev. Bonds, Ser. B, FGIC,
                   6s, 10/1/10                                                 Aaa                 5,606,250
                 Lee Cnty., Board of Directors Hosp. IFB, MBIA
      4,000,000    9.266s, 4/1/20                                              Aaa                 4,755,000
      5,000,000    8.548s, 3/26/20                                             Aaa                 5,781,250
      2,250,000  Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs.
                   Rev. Bonds (Cypress Cove Hlth. Pk.), Ser. A,
                   6 3/8s, 10/1/25                                             BB-/P               2,278,125
                 Leesburg, Hosp. Rev. Bonds (Leesburg Regl. Med. Ctr.)
      1,000,000    Ser. 91-A, 7 1/2s, 7/1/21                                   A-                  1,146,250
      2,065,000    6 1/8s, 7/1/18                                              A3                  2,170,831
                 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Indiantown Cogeneration)
      2,500,000    Ser. B, 8.05s, 12/15/25                                     Baa3                2,928,125
      3,000,000    Ser. A, 7 7/8s, 12/15/25                                    Baa3                3,483,750
     10,000,000  Martin Cnty., Poll. Control Rev. Bonds
                   (FL Pwr. & Lt. Co.), MBIA, 7.3s, 7/1/20                     Aaa                10,937,500
      4,000,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.857s, 10/1/14
                   (acquired 4/19/95, cost $5,273,120) [DBL. DAGGERS]          B-/P                5,885,000
      3,000,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18             Aaa                 3,405,000
      1,360,000  Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                   Ser. E, GNMA Coll., 7.9s, 10/1/22                           Aaa                 1,445,000
        400,000  Orange Cnty., Hsg. Fin. Auth. VRDN
                   (Sundown Assoc. II), Ser. B, 3.95s, 6/1/04                  A1                    400,000
      5,950,000  Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                   Ser. D, 6 3/4s, 10/1/17                                     Aa2                 7,184,625
      1,996,000  Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Cmnty. Provider Pooled Loan Program), Ser. A,
                   FSA, 7 3/4s, 7/1/10                                         Aaa                 2,163,165
      2,000,000  Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                   7 3/4s, 10/1/10                                             Aaa                 2,265,000
      7,000,000  Palm Beach Cnty., School Board COP, Ser. A,
                   AMBAC, 6 3/8s, 8/1/15                                       Aaa                 7,822,500
                 Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (JFK Med. Ctr. Inc.)
      3,975,000    8 7/8s, 12/1/18 (Prerefunded)                               AAA/P               4,244,585
      1,625,000    8 7/8s, 12/1/18                                             AAA/P               1,734,379
        215,000  Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                   Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24               Aaa                   231,394
      2,150,000  Palm Beach Cnty., Solid Waste Auth. Rev. Bonds,
                   Ser. A, AMBAC, 6s, 10/1/10                                  Aaa                 2,383,813
      5,000,000  Pinellas Cnty., Poll. Control Rev. Bonds
                   (FL Pwr. Corp.), 7.2s, 12/1/14                              Aa3                 5,500,000
      2,000,000  Polk Cnty. School Board COP, FSA, 4 7/8s, 1/1/18              Aaa                 1,902,500
                 Port Everglades, Auth. Rev. Bonds
      5,000,000    (FL Port Impt.), 7 1/8s, 11/1/16                            Aaa                 6,075,000
      5,000,000    Ser. A, 5s, 9/1/16                                          BBB                 4,687,500
      4,050,000  Port State Lucie Util. Rev. Bonds, Ser. A,  MBIA
                   5 1/8s, 9/1/27                                              Aaa                 3,918,375
      2,935,000  Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21                Baa                 3,305,544
      2,390,000  Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14             BBB+                2,491,575
      2,675,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                   Ser. A-1, FSA, 7.05s, 1/1/30                                Aaa                 2,902,375
      2,250,000  South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                   9.196s, 5/13/21                                             Aaa                 2,688,750
      7,800,000  St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                   (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15                 Aaa                 8,677,500
      4,860,000  Sumter Cnty., School Dist. Rev. Bonds
                   (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15             Aaa                 6,105,375
      6,000,000  Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                   MBIA, 6 1/2s, 12/1/23                                       Aaa                 6,750,000
                 Tampa, Util. Tax Rev. Bonds, AMBAC
      1,950,000    zero %, 10/1/21                                             Aaa                   550,875
      2,625,000    zero %, 4/1/21                                              Aaa                   761,250
      5,800,000    zero %, 10/1/17                                             Aaa                 2,059,000
      1,800,000  Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Memorial Hlth. Syst.), 8 1/8s, 6/1/08                      BBB+                1,998,000
                                                                                              --------------
                                                                                                 226,951,496

Georgia (1.5%)
------------------------------------------------------------------------------------------------------------
      4,000,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                   Hlth. Care Syst.), Ser. B, MBIA, 8.546s, 8/1/10             Aaa                 4,700,000

Nevada (1.5%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Clark Cnty., Indl. Dev. Rev. Bonds
                   (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32               Baa2                4,455,000

Puerto Rico (16.8%)
------------------------------------------------------------------------------------------------------------
      1,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                   Ser. A, 7 7/8s, 7/1/17                                      Baa1                1,565,205
      3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17               Aaa                 3,300,000
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. T, 6 5/8s, 7/1/18                                      Aaa                 1,112,500
      5,280,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                Aaa                 6,065,400
      3,500,000    MBIA, 6 1/4s, 7/1/09                                        Aaa                 4,003,125
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN, Ser. X,
                   3.65s, 7/1/99                                               VMIG1               1,000,000
      1,000,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                AAA                 1,106,250
                 PR Elec. Pwr. Auth. Rev. Bonds
      5,900,000    Ser. S, 7s, 7/1/07                                          Baa1                6,939,870
      4,750,000    6 3/8s, 7/1/24                                              Baa1                5,183,438
      3,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                               Aaa                 3,416,250
      3,800,000  PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                   Fin. Auth. Hosp. Rev. Bonds (Auxilio Muto
                   Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16             Aaa                 4,127,750
      5,950,000  PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA, 6s, 7/1/12       Aaa                 6,678,875
      6,595,000  PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                   5s, 7/1/27                                                  Aaa                 6,380,664
                                                                                              --------------
                                                                                                  50,879,327

Texas (3.0%)
------------------------------------------------------------------------------------------------------------
      8,250,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                   Bonds (American Airlines, Inc.), 7 1/2s, 11/1/25            Baa2                9,002,813
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $278,949,792) ***                                      $295,988,636
------------------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $302,835,042.

  ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

 *** The aggregate identified cost on a tax basis is $278,966,828, resulting in gross unrealized appreciation and depreciation of $17,302,899 and $281,091, respectively, or net unrealized appreciation of $17,021,808.

++++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1997 was $8,355,000 or 2.8% of net assets.

   # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
     30, 1997.

     The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1997.

     The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

          Health Care          22.0%
          Utilities            20.4
          Transportation       13.9
          Education            11.3

     The fund had the following insurance concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

          MBIA          27.3%



----------------------------------------------------------------------------------------

Futures Contracts Outstanding at November 30, 1997 (Unaudited)

                                                                         Unrealized
                                       Aggregate Face     Expiration    Appreciation/
                          Total Value       Value           Date       (Depreciation)
----------------------------------------------------------------------------------------
U.S. Treasury Notes
20 yr. (Short)           $17,639,750    $17,348,219        Dec-97        $(291,531)

Muni Index (Long)         23,844,844     23,631,594        Dec-97          213,250
----------------------------------------------------------------------------------------
                                                                         $ (78,281)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $278,949,792) (Note 1)                                                $295,988,636
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,357,625
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,891,161
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      540,592
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              410,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            304,188,014

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  7,781
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       417,232
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  267,308
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                447,819
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   36,306
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,519
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,099
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      124,782
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       43,126
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,352,972
---------------------------------------------------------------------------------------------------
Net assets                                                                             $302,835,042

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $289,511,625
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (362,583)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (3,274,563)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               16,960,563
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $302,835,042

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($235,452,349 divided by 25,072,374 shares)                                                   $9.39
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.39)*                                        $9.86
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($65,700,345 divided by 6,998,838 shares)+                                                    $9.39
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,682,348 divided by 179,278 shares)                                                        $9.38
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.38)**                                       $9.70
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $ 9,103,229
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           899,946
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             159,207
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            5,029
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,836
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      236,009
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      265,440
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,820
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     15,980
--------------------------------------------------------------------------------------------------
Auditing                                                                                    14,777
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,615
--------------------------------------------------------------------------------------------------
Postage                                                                                     10,988
--------------------------------------------------------------------------------------------------
Other                                                                                        1,910
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,629,557
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (49,408)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,580,149
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,523,080
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,030,800
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            394,243
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 6,682,331
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  8,107,374
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 15,630,454
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                      Six months ended        Year ended
                                                                           November 30            May 31
                                                                                  1997*             1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                    $  7,523,080       $ 15,562,469
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                            1,425,043             91,385
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                  6,682,331          7,590,957
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       15,630,454         23,244,811
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------
  From net investment income
--------------------------------------------------------------------------------------------------------
    Class A                                                                (6,189,898)       (12,917,911)
--------------------------------------------------------------------------------------------------------
    Class B                                                                (1,433,591)        (2,576,154)
--------------------------------------------------------------------------------------------------------
    Class M                                                                   (35,876)           (57,331)
--------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                          (4,612,338)        (9,664,296)
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     3,358,751         (1,970,881)

Net assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                                       299,476,291        301,447,172
--------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $362,583 and $226,298, respectively)                $302,835,042       $299,476,291
--------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months                                          For the
                                   ended                                         eleven months
Per-share                         Nov. 30                                            ended
operating performance          (Unaudited)             Year ended May 31            May 31                Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996            1995+             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.14            $8.91            $9.12            $8.77            $9.53            $9.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24(d)           .48              .48              .46              .50              .56(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .26              .23             (.21)             .35             (.65)             .53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .50              .71              .27              .81             (.15)            1.09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)            (.48)            (.48)            (.45)            (.50)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.09)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)            (.48)            (.48)            (.46)            (.61)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.39            $9.14            $8.91            $9.12            $8.77            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           5.47*            8.12             3.04             9.58*           (1.79)           12.44
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $235,453         $239,196         $247,920         $271,309         $276,245         $278,039
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .48*             .96              .95              .83*             .91              .77(a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.58*            5.28             5.31             5.24*            5.38             5.94(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             16.84*           70.30            81.99            61.46*           64.83           106.69
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months                                         For the
                                   ended                                         eleven months                 For the period
Per-share                        Nov. 30                                             ended       Year ended      Jan. 4, 1993++
operating performance           (Unaudited)            Year ended May 31            May 31          June 30        to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996            1995+             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.14            $8.91            $9.12            $8.76            $9.53            $9.17
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .21 (d)          .42              .42              .40              .44              .21
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .25              .23             (.21)             .36             (.66)             .36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .46              .65              .21              .76             (.22)             .57
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.42)            (.42)            (.39)            (.44)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.21)            (.42)            (.42)            (.40)            (.55)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.39            $9.14            $8.91            $9.12            $8.76            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           5.12*            7.42             2.37             9.06*           (2.55)           12.84*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $65,700          $58,926          $52,541          $44,581          $36,930          $17,881
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .80*            1.61             1.60             1.42*            1.51              .78(a)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.26*            4.62             4.64             4.62*            4.74             2.21(a)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             16.84*           70.30            81.99            61.46*           64.83           106.69
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------
                                                   Six months
                                                        ended                                      For the period
Per-share                                             Nov. 30                                        May 1, 1995++
operating performance                              (Unaudited)              Year ended May 31          to May 31
-----------------------------------------------------------------------------------------------------------------------
                                                         1997             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $9.14            $8.91            $9.12            $8.87
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                     .23(d)           .45              .46              .04(d)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                .24              .23             (.21)             .25
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                     .47              .68              .25              .29
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                        (.23)            (.45)            (.46)            (.04)
-----------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                      --               --               --               --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                             --               --               --               --
-----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                        --               --               --               --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.23)            (.45)            (.46)            (.04)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                           $9.38            $9.14            $8.91            $9.12
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                5.19*            7.80             2.76             3.28*
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $1,682           $1,355             $986               $1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                 .63*            1.26             1.23              .10*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                2.43*            4.97             4.82              .45*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  16.84*           70.30            81.99            61.46*
-----------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $4,240,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

            Loss Carryover           Expiration
------------------------------------------------------------
              $  218,000            May 31, 2002
               3,111,000            May 31, 2003
                 907,000            May 31, 2004
                   4,000            May 31, 2005

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount and zero coupon bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $49,408 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $430 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $20,059 and $491 from the sale of class A and class M shares, respectively and $66,324 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $2,465 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $79,004,638 and $83,396,467, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                       November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,185,295      $11,042,837
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       270,610        2,525,407
------------------------------------------------------------
                                  1,455,905       13,568,244

Shares
repurchased                      (2,541,778)     (23,620,736)
------------------------------------------------------------
Net decrease                     (1,085,873)    $(10,052,492)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,879,747      $35,312,318
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       595,857        5,405,323
------------------------------------------------------------
                                  4,475,604       40,717,641

Shares
repurchased                      (6,130,755)     (55,729,844)
------------------------------------------------------------
Net decrease                     (1,655,151)    $(15,012,203)
------------------------------------------------------------

                                        Six months ended
                                       November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         901,217       $8,400,539
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        60,745          566,733
------------------------------------------------------------
                                    961,962        8,967,272

Shares
repurchased                        (409,177)      (3,814,835)
------------------------------------------------------------
Net increase                        552,785       $5,152,437
------------------------------------------------------------

                                            Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,699,146      $15,466,164
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,689          967,752
------------------------------------------------------------
                                  1,805,835       16,433,916

Shares
repurchased                      (1,256,224)     (11,427,586)
------------------------------------------------------------
Net increase                        549,611       $5,006,330
------------------------------------------------------------

                                         Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          29,509         $273,493
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,179           20,316
------------------------------------------------------------
                                     31,688          293,809

Shares
repurchased                            (656)          (6,092)
------------------------------------------------------------
Net increase                         31,032         $287,717
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          45,965         $418,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,650           33,109
------------------------------------------------------------
                                     49,615          451,260

Shares
repurchased                         (12,086)        (109,683)
------------------------------------------------------------
Net increase                         37,529         $341,577
------------------------------------------------------------

WELCOME TO
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economic outlook from Putnam experts -- with just a few clicks of the
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VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA046 36887-279   1/98